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                                                                    EXHIBIT 23.3



               [LETTERHEAD OF STOVALL GRANDEY & WHATLEY, L.L.P.]



                         Independent Auditors' Consent
                         -----------------------------



The Board of Directors
Woodhaven National Bank:

We consent to the use of our report dated February 14, 1997 included herein and to the reference to our firm under the heading "EXPERTS" in the proxy statement-prospectus.



                                         /s/ Stovall, Grandey & Whatley, L.L.P.


Fort Worth, Texas
October 14, 1997